                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )


  Filed by the Registrant    X
                          ----
  Filed by a Party other than the Registrant
                                             ----

  Check the appropriate box:


        Preliminary Proxy Statement               Confidential, For Use of the
    ----                                     ---- Commission Only (as
     X  Definitive Proxy Statement                permitted by Rule 14a-6(e)(2))
    ----
        Definitive Additional Materials
    ----
        Soliciting Material Under Rule 14a-12
    ----

                            CPI AEROSTRUCTURES, INC,
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

 X    No fee required.
----

      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
----


(1)   Title of each class of securities to which transaction applies:

      --------------------------------------------------------------------------

(2)   Aggregate number of securities to which transaction applies:

      --------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      --------------------------------------------------------------------------

(4)   Proposed maximum aggregate value of transaction:

      --------------------------------------------------------------------------

(5)   Total fee paid:

      --------------------------------------------------------------------------

      Fee paid previously with preliminary materials:
----

      --------------------------------------------------------------------------

      Check box if any part of the fee is offset as provided by Exchange Act ---- Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:

      --------------------------------------------------------------------------

(2)   Form, Schedule or Registration Statement No.:

      --------------------------------------------------------------------------

(3)   Filing Party:

      --------------------------------------------------------------------------

(4)   Date Filed:

      --------------------------------------------------------------------------

                            CPI AEROSTRUCTURES, INC.
                              200A EXECUTIVE DRIVE
                            EDGEWOOD, NEW YORK 11717
                                 (631) 586-5200


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 16, 2004



To the Shareholders of CPI Aerostructures, Inc.:

     You are cordially invited to attend the annual meeting of shareholders of CPI Aerostructures, Inc. to be held at the offices of our general counsel, Graubard Miller, located at 600 Third Avenue, 32nd Floor, New York, New York 10016, on Wednesday, June 16, 2004, at 11:00 a.m., to consider and act upon the following matters:

     o To elect two Class III directors to serve for the ensuing three-year period until their successors are elected and qualified; and

     o To transact such other business as may properly come before the meeting and any and all postponements or adjournments thereof.

     Only shareholders of record at the close of business on May 5, 2004 will be entitled to notice of, and to vote at, the meeting and any postponements or adjournments thereof.

     YOU ARE URGED TO READ THE ATTACHED PROXY STATEMENT, WHICH CONTAINS INFORMATION RELEVANT TO THE ACTIONS TO BE TAKEN AT THE MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, YOU ARE EARNESTLY REQUESTED TO DATE, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ADDRESSED, POSTAGE-PREPAID ENVELOPE. RETURNING A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING. YOU MAY REVOKE YOUR PROXY IF YOU SO DESIRE AT ANY TIME BEFORE IT IS VOTED. WE WOULD GREATLY APPRECIATE THE PROMPT RETURN OF YOUR PROXY AS THIS WILL ASSIST US IN PREPARING FOR THE MEETING.


                                              By Order of the Board of Directors


                                              Edward J. Fred, Secretary


Edgewood, New York
May 12, 2004

                            CPI AEROSTRUCTURES, INC.

                                 PROXY STATEMENT


                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 16, 2004

                                   ----------

     This proxy statement and the accompanying form of proxy is furnished to shareholders of CPI Aerostructures, Inc. in connection with the solicitation of proxies by our board of directors for use in voting at our annual meeting of shareholders to be held at the offices of our general counsel, Graubard Miller, located at 600 Third Avenue, 32nd Floor, New York, New York 10016, on Wednesday, June 16, 2004, at 11:00 a.m., and at any and all postponements or adjournments.

     This proxy statement, the accompanying notice of meeting of shareholders, the proxy and the annual report to shareholders for the year ended December 31, 2003 are being mailed on or about May 12, 2004 to shareholders of record on May 5, 2004. We are bearing all costs of this solicitation.

WHAT MATTERS AM I VOTING ON?

     You are being asked to vote on:

     o To elect two Class III directors to serve for the ensuing three-year period until their successors are elected and qualified; and

     o any other business that may properly come before the meeting and any and all postponements or adjournments.

WHO IS ENTITLED TO VOTE?

     Holders of our common stock as of the close of business on May 5, 2004, the record date, are entitled to vote at the meeting. As of that date, we had issued and outstanding 5,350,030 shares of common stock, our only class of voting securities outstanding. Each holder of our common stock is entitled to one vote for each share held on the record date.

WHAT IS THE EFFECT OF GIVING A PROXY?

     Proxies in the form enclosed are solicited by and on behalf of our board. The persons named in the proxy have been designated as proxies by our board. If you sign and return the proxy in accordance with the procedures set forth in this proxy statement, the persons designated as proxies by the board will vote your shares at the meeting as specified in your proxy.

     If you sign and return your proxy in accordance with the procedures set forth in this proxy statement but you do not provide any instructions as to how your shares should be voted, your shares will be voted FOR the election of the nominees listed below under Proposal 1.

     If you give your proxy, your shares also will be voted in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the meeting and any postponements or adjournments. If any other matters are properly brought before the meeting, the persons named in the proxy will vote the proxies in accordance with their best judgment.

MAY I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     You may revoke your proxy at any time before it is exercised by:

     o    delivering written notification of your revocation to our secretary;

     o    voting in person at the meeting; or

     o    delivering another proxy bearing a later date.

     Please note that your attendance at the meeting will not alone serve to revoke your proxy.

WHAT IS A QUORUM?

     A quorum is the minimum number of shares required to be present at the meeting for the meeting to be properly held under our bylaws and New York law. The presence, in person or by proxy, of a majority of the votes entitled to be cast at the meeting will constitute a quorum at the meeting. A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by the proxy are not being voted ("shareholder withholding") with respect to a particular matter. Similarly, a broker may not be permitted to vote stock ("broker non-vote") held in street name on a particular matter in the absence of instructions from the beneficial owner of the stock. The shares subject to a proxy which are not being voted on a particular matter because of either shareholder withholding or broker non-vote will not be considered shares present and entitled to vote on that matter. These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum if the shares are being voted with respect to any matter at the meeting. If the proxy indicates that the shares are not being voted on any matter at the meeting, the shares will not be counted for purposes of determining the presence of a quorum. Abstentions are voted neither "for" nor "against" a matter, but are counted in the determination of a quorum.

HOW MANY VOTES ARE NEEDED FOR APPROVAL OF THE ELECTION OF DIRECTORS?

     The election of directors requires a plurality vote of the votes cast at the meeting. "Plurality" means that the individuals who receive the largest number of votes cast "FOR" are elected as directors. Consequently, any shares not voted "FOR" a particular nominee, whether as a result of a direction of the shareholder to withhold authority, abstentions or a broker non-vote, will not be counted in the nominee's favor.

HOW DO I VOTE?

     You may vote your shares in one of three ways: by mail, facsimile or in person at the meeting. The prompt return of the completed proxy card vote will assist us in preparing for the meeting. Date, sign and return the accompanying proxy in the postage-prepaid envelope enclosed for that purpose. You can specify your choices by marking the appropriate boxes on the proxy card. If you attend the meeting, you may deliver your completed proxy card in person or fill out and return a ballot that will be supplied to you.

If you wish to fax your proxy, please copy both the front and back of the signed proxy and fax same to American Stock Transfer & Trust Co. at (718) 234-2287 (phone: (718) 921-8278).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The table and accompanying footnotes set forth certain information as of May 5, 2004, with respect to the ownership of our common shares by:

     o each person or group who beneficially owns more than 5% of our common shares,

     o    each of our directors,

     o our chief executive officer and our other executive officers whose total compensation exceeded $100,000 during the fiscal year ended December 31, 2003, and

     o    all of our directors and executive officers as a group.

     A person is deemed to be the beneficial owner of securities that can be acquired by the person within 60 days from the record date upon the exercise of warrants or options. Accordingly, common shares issuable upon exercise of options and warrants that are currently exercisable or exercisable within 60 days of May 5, 2004 have been included in the table with respect to the beneficial ownership of the person owning the options or warrants, but not with respect to any other persons.

NAME AND ADDRESS                          SHARES
OF BENEFICIAL OWNER               BENEFICIALLY OWNED(1)      PERCENT OF CLASS(2)
-------------------               ---------------------      -------------------

Arthur August(3)                          704,694(4)                12.1%

Edward J. Fred(3)                         403,434(5)                 7.0%

Walter Paulick(3)                          25,000 (6)                 *

Kenneth McSweeney(3)                       28,334 (7)                 *

A. C. Providenti(3)                        45,000 (8)                 *

Eric Rosenfeld(3)                         944,334(9)                17.6%

Royce & Associates, LLC                   364,900(10)                6.8%
1414 Avenue of the Americas
New York, NY 10019

All directors and executive             2,150,796(11)               34.2%
officers as a group (six persons)

------------------------------------

*    Less than 1%.

(1) Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all common shares beneficially owned by them, subject to community property laws, where applicable.

(2) There are 5,350,030 shares currently issued and outstanding. Each person beneficially owns a percentage of our outstanding common shares equal to a fraction, the numerator of which is the number of common shares held by such person plus the number of common shares that he can acquire within 60 days of May 5, 2004 upon the exercise or conversion of options, warrants or convertible securities and the denominator of which is 5,350,030 (the number of common shares currently outstanding) plus the number of shares he can so acquire during such 60-day period.

(3) The business address of Messrs. August, Fred, Paulick, McSweeney, Providenti and Rosenfeld is c/o CPI Aerostructures, Inc., 200A Executive Drive, Edgewood, New York 11717.

(4) Includes 440,000 common shares that Mr. August has the right to acquire upon exercise of options. Excludes an aggregate of 23,034 common shares and options owned by Mr. August's adult children and step children, all of which shares Mr. August disclaims beneficial ownership. Includes 3,000 common shares owned by Mr. August's wife.

(5) Includes 398,334 common shares that Mr. Fred has the right to acquire upon exercise of options.

(6) Represents common shares that Mr. Paulick has the right to acquire upon exercise of options.

(7) Includes 15,000 common shares that Mr. McSweeney has the right to acquire upon exercise of options.

(8) Represents common shares that Mr. Providenti has the right to acquire upon exercise of options.

(9) Represents (a) 46,000 common shares beneficially owned as joint tenants by Mr. Rosenfeld and his wife; (b) 883,334 shares held by Crescendo Partners II, L.P. Series L ("Crescendo Partners II"); and (c) 15,000 common shares that Mr. Rosenfeld has the right to acquire upon exercise of options. Mr. Rosenfeld is the senior managing member of the sole general partner of Crescendo Partners II. Mr. Rosenfeld disclaims beneficial ownership of the shares held by Crescendo Partners II, except to the extent of his pecuniary interest therein.

(10) The information with respect to Royce & Associates, LLC ("Royce") is based upon the Schedule 13G, dated January 29, 2004, filed by Royce with the Securities and Exchange Commission.

(11) Includes an aggregate of 938,334 common shares that Messrs. August, Fred, Paulick, McSweeney, Providenti and Rosenfeld have the right to acquire upon exercise of outstanding options.

                                   PROPOSAL 1:

                              ELECTION OF DIRECTORS

     Our board of directors is divided into three classes with only one class of directors being elected in each year and each class serving a three-year term. The term of office of the first class of directors (Class I), consisting of Kenneth McSweeney and A.C. Providenti, will expire at our annual meeting in 2005. The term of office of the second class of directors (Class II), consisting of Walter Paulick and Eric Rosenfeld, will expire at our annual meeting in 2006. The term of office of the third class of directors (Class III), consisting of Arthur August and Edward J. Fred, will expire at this year's annual meeting.

     Unless authority is withheld, the proxies solicited by our board of directors will be voted "FOR" the election of Messrs. August and Fred. Our management has no reason to believe that Messrs. August and Fred will not be candidates or will be unable to serve. However, if either should become unable or unwilling to serve as a director, the proxy will be voted for the election of another person as shall be designated by the board of directors.

INFORMATION ABOUT DIRECTORS, NOMINEE AND EXECUTIVE OFFICERS

     Our directors and executive officers are as follows:


NAME                           AGE       POSITION
----                           ---       --------

Arthur August(1)               69        Chairman of the Board of Directors

Edward J. Fred(1)              45        Chief Executive Officer, President,
                                         acting Chief Financial Officer,
                                         Secretary and Director

Walter Paulick(2)(3)(4)        57        Director

Kenneth McSweeney(2)(3)(4)     72        Director

A. C. Providenti(3)            66        Director

Eric Rosenfeld(1)(2)(4)        46        Director


KEY EMPLOYEE
------------

Frank Funicelli                61        Senior Vice President,
                                         Business Development

------------------------------------------

(1)  Member of strategic planning committee
(2)  Member of compensation committee
(3)  Member of audit committee
(4)  Member of nominating committee

     ARTHUR AUGUST, one of our founders, has been the chairman of the board of directors since January 1980 and was our president until December 2001 and our chief executive officer until December 2002. From 1956 to 1979, Mr. August was employed by Grumman Corporation where he last held the position of deputy director. Mr. August holds a certificate in Aeronautical Design from the Academy of Aeronautics, a Bachelor of Science degree in Industrial Management from C. W. Post College, a Masters degree in Engineering from New York University and is a graduate of the Program for Management Development at the Harvard Graduate School of Business.

     EDWARD J. FRED has been an officer since February 1995. He was our controller from February 1995 to April 1998, when he was appointed chief financial officer, a position he held until June 2003. He was executive vice president from May 2000 through December 2001 and was appointed to the position of president in January 2002 and to the position of chief executive officer in January 2003. He also has been our secretary and a director since January 1999 and has served as our acting chief financial officer since January 2004. For approximately ten years prior to joining our company, Mr. Fred served in various positions for the international division of Grumman, where he last held the position of controller. Mr. Fred holds a Bachelor of Business Administration in Accounting from Dowling College and an Executive Masters of Business Administration from Hofstra University.

     WALTER PAULICK has been a director since April 1992 and chairman of our nominating committee since March 2004. Mr. Paulick is currently a self-employed financial consultant. From 1982 to November 1992, Mr. Paulick was a vice president of Parr Development Company, Inc., a real estate development company. From 1980 to 1982, Mr. Paulick was employed by Key Bank, where he last held the position of vice president. From 1971 to 1980, Mr. Paulick was a vice president of National Westminster U.S.A. Mr. Paulick holds an associate degree in Applied Science from Suffolk Community College and Bachelor of Business Administration from Dowling College.

     KENNETH MCSWEENEY has been a director since February 1998 and chairman of our compensation committee since April 2003. Mr. McSweeney has been an independent consultant to the aerospace industry since January 1995. From 1961 to 1995, Mr. McSweeney served in various management positions for Grumman, most recently as the vice president of its Aerostructures Division and a director of business development for the Mideast and gulf coast region. Mr. McSweeney has extensive experience in aerostructures and logistics support products and is a licensed professional engineer in New York State. He holds Bachelor and Master of Science degrees in Electrical Engineering from the Polytechnic Institute of Brooklyn and a Masters degree in Business Management from CW Post College. He also completed the Executive Development Program at the Cornell School of Business and Public Administration.

     A. C. PROVIDENTI has been a director and chairman of our audit committee since February 2003. Since 1984, Mr. Providenti has served as president of A.C. Providenti & Associates, Ltd., a consulting and strategic advisory firm. From 1977 to 1984, Mr. Providenti served as senior vice president for finance and administration and as an executive committee member for Northville Industries Corp., a multinational petroleum storage, trading and distribution company. Mr. Providenti holds a Bachelor's degree in Accounting from St. Francis College and a Masters of Business Administration from Fordham University.

     ERIC ROSENFELD has been a director and chairman of our strategic planning committee since April 2003. Mr. Rosenfeld has been the president and chief executive officer of Crescendo Partners, L.P. since 1998. Prior to forming Crescendo Partners, Mr. Rosenfeld had been managing director at CIBC Oppenheimer and its predecessor company Oppenheimer & Co., Inc. for fourteen years. He was also chairman of the board of Spar Aerospace Limited from 1999 through 2001, until its sale to L-3 Communications. Mr. Rosenfeld currently serves as a member of the board of directors of AD OPT Technologies Inc. and Sierra Systems Group Inc., two Canadian companies listed on the Toronto Stock Exchange. Mr. Rosenfeld received a Masters of Business Administration from Harvard University and an

A.B. degree in economics from Brown University.

     FRANK FUNICELLI has been with us since March 1988, serving as our Director of Operations from 1988 to 1995, our Vice President of Operations from 1995 to 2002, our Vice President of Business Development from 2002 to December 2003 and becoming our Senior Vice President, Business Development in January 2004. From 1977 to 1988, was employed by Fairchild Republic Company where he served as Chief Industrial Engineer, Manufacturing Engineering Manager and Director of Program Planning and Control. From 1966 to 1977, he was with Grumman Aerospace where he served as Industrial Engineer, Manager of Manufacturing Planning and Control and Program Planning and Resource Control Manager. Mr. Funicelli holds a Bachelor of Science degree in Industrial Engineering from Pratt Institute and a Master of Science in Management Engineering from C.W. Post College.

BOARD OF DIRECTORS COMPENSATION

     We have created a compensation program for our non-employee directors. Under this program, commencing on April 1, 2003, each such director received an annual cash fee of $5,000 (paid quarterly) and was granted options to purchase 5,000 common shares. Effective January 1, 2004, the annual cash fee was increased to $10,000 (payable quarterly) and the number of options was increased to 10,000, which are granted to each such director on April 1st of each year. Additionally, the chairman of the audit committee will be paid an additional annual cash fee of $20,000 (payable quarterly) and be granted an additional 15,000 options and the chairman of the strategic planning committee will be paid an additional cash fee of $10,000 payable quarterly. Our directors will continue to be reimbursed for the reasonable expenses they incur in attending meetings.

BOARD OF DIRECTORS MEETINGS AND INFORMATION

     Our board of directors held five meetings in 2003 and acted by unanimous written consent on two occasions. All directors attended the 2003 annual shareholder meeting. Although we do not have any formal policy regarding director attendance at annual shareholder meetings, we attempt to schedule our annual meetings so that all of our directors can attend. In addition, we expect our directors to attend all board and committee meetings and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. No member of our board of directors attended fewer than 75% of the total number of meetings of the board and committees thereof upon which he served during 2003. We have standing compensation, audit, nominating and strategic planning committees.

COMPENSATION COMMITTEE INFORMATION

     Our compensation committee is currently comprised of Messrs. McSweeney (chairman), Paulick and Rosenfeld. The main role of the compensation committee is to review and approve the compensation that we pay to our officers. The compensation committee held three meetings during 2003.

STRATEGIC PLANNING COMMITTEE INFORMATION

     Our strategic planning committee is currently comprised of Eric Rosenfeld (chairman), Arthur August and Edward J. Fred. The main role of the strategic planning committee is to evaluate and analyze strategic options for the company, including potential merger or acquisition partners. The strategic planning committee did not hold any meetings during 2003.

NOMINATING COMMITTEE INFORMATION

     In March 2004, the board of directors established a nominating committee comprised of Messrs. Paulick (chairman), McSweeney and Rosenfeld, each an independent director under the American Stock Exchange listing standards. The nominating committee will be responsible for overseeing the selection of persons to be nominated to serve on our board of directors. The nominating committee will consider persons identified by its members, management, shareholders, investment bankers and others. The nominating committee does not yet have a formal written charter, nor has it established any formal selection criteria for nominees. However, the nominating committee intends to adopt a written charter by the date of the annual meeting, which will include the criteria, if any, established. We have not yet established a method by which shareholders may propose to the nominating committee candidates for selection as nominees for directors. We intend to establish such a procedure by the date of the annual meeting.

     Since the nominating committee was not formed until March 2004, it did not meet during the fiscal year ended December 31, 2003.

AUDIT COMMITTEE INFORMATION AND REPORT

     GENERAL

     Our audit committee is currently comprised of Messrs. Providenti (chairman), McSweeney and Paulick. All of the members of the audit committee are "independent directors" and are "financially literate" as defined under the American Stock Exchange listing standards. The current Amex listing standards define an "independent director" generally as a person, other than an officer of the company, who does not have a relationship with the company that would interfere with the director's exercise of independent judgment. The Amex's listing standards define "financially literate" as being able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement.

     FINANCIAL EXPERT ON AUDIT COMMITTEE

     The board of directors believes that Mr. Providenti is an "audit committee financial expert" (as defined in Regulation 228.401(e)(1)(i)(A) of Regulation S-B). The board of directors also believes that Mr. Providenti would be considered an "independent" director under Item 7(d)(3)(iv) of Schedule 14A of the Securities Exchange Act of 1934.

     MEETINGS AND ATTENDANCE

     During the fiscal year ended December 31, 2003, the audit committee met ten times.

     INDEPENDENT AUDITOR'S FEES

                                          2003         2002
                                          ----         ----
         Audit Fees(1)                    $164,261     $127,359
         Audit-Related Fees                    -0-          -0-
         Tax Fees(2)                      $ 29,024     $ 19,205
         All Other Fees                        -0-          -0-
                                          --------     --------
                  Total                   $193,285     $146,564

--------------------------

(1) Represents the aggregate fees billed for professional services rendered by our principal accountant for the audit of our annual financial statements for the years ended December 31, 2003, and December 31, 2002 and review of financial statements included in our quarterly reports on Form 10-QSB or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those periods. There were no additional fees billed by our principal accountant during the years ended December 31, 2003 and 2002.

(2) Represents the aggregate fees billed for professional services rendered by a company aligned with our principal accountant for tax compliance, tax advice and tax planning for the years ended December 31, 2003 and 2002.

     AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

     In accordance with Section 10A(i) of the Securities Exchange Act of 1934, before we engage our independent accountant to render audit or non-audit services, the engagement is approved by our audit committee. Our audit committee approved all of the fees referred to in "Independent Auditor's Fees" above for 2003.

     AUDIT COMMITTEE REPORT

     According to our audit committee's written charter, which was adopted on March 30, 2000, as amended and restated on March 26, 2003, our audit committee's responsibilities include, among other things:

     o reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommend to the board whether the audited financial statements should be included in our Form 10-KSB;

     o discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

     o discussing with management and the independent auditor the effect on our financial statements of (i) regulatory and accounting initiatives and (ii) off-balance sheet structures;

     o discussing with management major financial risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies;

     o reviewing disclosures made to the audit committee by our chief executive officer and chief financial officer during their certification process for our Form 10-KSB and Form 10-QSB about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in our internal controls;

     o verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

     o    reviewing and approving all related-party transactions;

     o inquiring and discussing with management our compliance with applicable laws and regulations;

     o pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

     o    appointing or replacing the independent auditor;

     o determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; and

     o establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies.

     Management has reviewed the audited financial statements in the annual report with the audit committee including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant accounting judgments and estimates, and the clarity of disclosures in the financial statements. In addressing the quality of management's accounting judgments, members of the audit committee asked for management's representations and reviewed certifications prepared by the chief executive officer and chief financial officer that the unaudited quarterly and audited consolidated financial statements of the company fairly present, in all material respects, the financial condition and results of operations of the company.

     In performing all of these functions, the audit committee acts only in an oversight capacity. The committee reviews our annual reports and generally reviews our quarterly reports prior to filing with the Securities and Exchange Commission. In its oversight role, the audit committee relies on the work and assurances of our management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of our annual financial statements to generally accepted accounting principles. Our audit committee meets and holds discussions with management and our independent auditors. Management represented to the committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit

Committees). Our independent auditors also provided the audit committee with the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the committee discussed with the independent auditors and management the auditors' independence, including with regard to fees for services rendered during the fiscal year and for all other professional services rendered by our independent auditors. In reliance on these reviews and discussions and the report of the independent auditors, the audit committee has recommended to the board of directors, and the board has approved, that the audited consolidated financial statements be included in our annual report on Form 10-KSB for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission.


            A.C. Providenti
            Walter Paulick
            Kenneth McSweeney


CODE OF ETHICS

     In March 2004, our board of directors adopted a written code of ethics that applies to our directors, officers and employees. A copy of our code of ethics has been filed as an exhibit to our Annual Report on Form 10-KSB for the year ended December 31, 2003. Requests for copies of our code of ethics should be sent in writing to CPI Aerostructures, Inc., 200A Executive Drive, Edgewood, New York 11717, Attention: Corporate Secretary.


                             EXECUTIVE COMPENSATION

     The following table sets forth all compensation awarded to, earned by, or paid for all services rendered to us during the fiscal years ended December 31, 2003, 2002 and 2001, by our chief executive officer and our other executive officers whose total compensation exceeded $100,000 ("Named Executive Officers").

--------------------------------------------------------------------------------
                                                          LONG-TERM COMPENSATION
                                                          SECURITIES UNDERLYING
NAME/POSITION                YEAR    SALARY    BONUS         OPTIONS/SARS(#)
-------------                ----    ------    -----         ---------------

Arthur August                2003   $126,612   $184,000                -0-
  Chairman (1)               2002   $317,237   $180,660             85,000
                             2001   $303,180      -0-              100,000

Edward J. Fred               2003   $228,242   $174,800                -0-
  Chief Executive Officer    2002   $209,287    $90,330            100,000
  President and acting       2001   $139,256      -0-              100,000
  Chief Financial Officer

--------------------------------------------------------------------------------

(1) Mr. August was our Chief Executive Officer until December 31, 2002, at which time Mr. Fred was appointed to the position of Chief Executive Officer.

OPTION GRANTS IN 2003

     None of our Named Executive Officers were granted options during the fiscal year ended December 31, 2003.

AGGREGATED OPTION EXERCISES AND OPTION VALUES

--------------------------------------------------------------------------------

                                     Number of Securities   Value of Unexercised
                                    Underlying Unexercised  In-The-Money Options
                 Shares              Options Exercisable/     ($)Exercisable/
               Acquired on  Value      Unexercisable at        Unexercisable
    Name       Exercise(#) Realized   December 31, 2003     At December 31, 2003
    ----       ----------- --------   -----------------     --------------------

Arthur August      -0-        -0-         500,000/0            $4,182,600/0

Edward J. Fred     -0-        -0-         398,334/0            $3,426,020/0

--------------------------------------------------------------------------------

EMPLOYMENT AGREEMENTS

     Mr. August serves as the chairman of our board and Mr. Fred serves as our chief executive officer, president, acting chief financial officer and secretary. Mr. August's employment agreement expires on December 31, 2004 and Mr. Fred's expires on December 31, 2005. Mr. August's annual base salary is currently $100,000. Mr. August is required to devote only such time to our business as he, in his sole discretion, deems necessary. Mr. Fred's annual base salary is currently $233,280 and will increase by 8% on January 1, 2005. In addition to the base salary, Mr. August received a bonus equal to 4% of our net income for the year ended December 31, 2002; 3% for the year ended December 31, 2003; and will receive 2% for the year ending December 31, 2004. Mr. Fred received a bonus equal to 2% of our net income for the year ended December 31, 2002; 3% for the year ended December 31, 2003; and will receive 4% for the years ending December 31, 2004 and 2005. Pursuant to the terms of Messrs. August's and Fred's employment agreements, if a change of control (as such term is defined in the agreements) occurs prior to a termination by CPI without "cause" or by the employee for "good reason" (as such terms are defined in the agreements), we must pay the employee a lump sum equal to three times the total compensation (including salary and bonus) earned by him during the last full calendar year of their employment.

     Mr. August agreed that he would not compete with us during the term of his employment with us and for a period of five years thereafter. As consideration for his agreement not to compete with us for an extended period of time, we agreed to pay Mr. August $300,000 in five, equal annual installments of $60,000 commencing on the date of termination. Mr. Fred agreed not to compete with us during the term of his employment and for a period of two years thereafter.

EMPLOYEE BENEFIT PLANS

     In October 2000, we adopted the Greit Plan for the purpose of offering senior management a deferred compensation death benefit plan that would provide a tax-free benefit for senior management and which would be tax-neutral to us. Pursuant to the plan, we made a non-interest bearing loan to Arthur August in the amount of $150,000, which Mr. August used to purchase a Greit Plan. This plan has since been terminated and the surrender value of the Greit Plan has been returned to Mr. August. Mr. August has placed the proceeds from the surrender value in an annuity in our name. The annuity is expected to have a value of $150,000 in September 2011 and such proceeds will be used to repay the loan. In addition, Mr. August assigned to us an insurance policy on his life in the amount of $150,000 and agreed to maintain it until the date upon which the annuity matures. Accordingly, the loan to Mr. August will be repaid upon the maturity date of the annuity or upon the death of Mr. August, whichever occurs first.

STOCK OPTIONS

     PERFORMANCE EQUITY PLAN 2000

     The Performance Equity Plan 2000 authorizes the grant of 830,000 stock options, stock appreciation rights, restricted stock, deferred stock, stock reload options, and other stock based awards. As of May 5, 2004, there were outstanding options to purchase an aggregate of 680,750 common shares at exercise prices ranging from $1.20 to $10.00 per share and options to purchase 50,000 common shares remained available for grant.

     1998 PERFORMANCE EQUITY PLAN

     The 1998 Performance Equity Plan authorizes the grant of 463,334 stock options, stock appreciation rights, restricted stock, deferred stock, stock reload options, and other stock based awards. As of May 5, 2004, there were outstanding options to purchase an aggregate of 246,334 common shares at exercise prices ranging from $2.53 to $6.35 per share and options to purchase 35,666 common shares remained available for grant.

     1995 STOCK OPTION PLAN

     The 1995 Employee Stock Option Plan authorizes the grant of 200,000 stock options and stock appreciation rights. As of May 5, 2004, there were outstanding options to purchase an aggregate of 86,667 common shares at exercise prices ranging from $6.27 to $6.97 per share and options to purchase 73,810 common shares remained available for grant.

     1992 EMPLOYEE STOCK OPTION PLAN

     The 1992 Employee Stock Option Plan authorized the grant of 83,334 options. As of May 5, 2004, there were outstanding options to purchase 41,002 shares at exercise prices ranging from $2.59 to $6.27 per share. No more shares may be granted under this plan.

     OTHER OPTIONS

     On February 19, 2003, we granted EarlyBirdCapital, Inc. (and its designees) five-year warrants to purchase an aggregate of 200,000 common shares as compensation for acting as underwriter for our February 2003 public offering. The exercise price of the warrants is $4.40 per share.

     On December 31, 1999 and February 1, 2002, we granted to John Aneralla, the stepson of Arthur August, five-year non-plan options to purchase 15,000 and 5,000 common shares, respectively, as compensation for consulting services. The exercise prices of the options are $2.53 and $1.65, respectively, the fair market value of our common shares on the date of grant of the options.

     Equity Compensation Plan Information

     The following table sets forth certain information at December 31, 2003 with respect to our equity compensation plans that provide for the issuance of options, warrants or rights to purchase our securities.

-------------------------------------------------------------------------------------------------------------------

                                                                                          NUMBER OF SECURITIES
                                                                                        REMAINING AVAILABLE FOR
                           NUMBER OF SECURITIES TO BE        WEIGHTED-AVERAGE            FUTURE ISSUANCE UNDER
                            ISSUED UPON EXERCISE OF          EXERCISE PRICE OF         EQUITY COMPENSATION PLANS
                              OUTSTANDING OPTIONS,          OUTSTANDING OPTIONS,          (EXCLUDING SECURITIES
      PLAN CATEGORY           WARRANTS AND RIGHTS           WARRANTS AND RIGHTS      REFLECTED IN THE FIRST COLUMN)
      -------------           -------------------           -------------------      ------------------------------
EQUITY COMPENSATION
PLANS APPROVED BY
SECURITY HOLDERS                       1,114,752                       $3.84                         164,476

EQUITY COMPENSATION
PLANS NOT APPROVED BY
SECURITY HOLDERS(1)                     220,000                        $3.85                             -0-

-------------------------------------------------------------------------------------------------------------------

(1)  See "Stock Options - Other Options" for a description of these plans.


                              CERTAIN TRANSACTIONS

     For information concerning employment agreements with, compensation of, and stock options granted to our executive officers and directors, see "Executive Compensation - Employment Agreements" and "- Stock Options."

     Prior to our February 2003 public offering, Ralok, Inc. had the right to acquire 333,334 of our common shares by converting a promissory note it received in connection with our purchase of Kolar Machine, Inc. in the principal amount of $4 million. Accordingly, Mr. Liguori, the President of Ralok, was deemed the beneficial owner of 10.6% of our common shares. On February 19, 2003, with the proceeds we received from our public offering, we purchased the $4 million convertible promissory note (which had accrued interest in the amount of $1,131,233 at such date) for $2,700,000 and at that date Mr. Liguori ceased to be deemed a beneficial owner of 10.6% of our common shares.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and ten percent shareholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on copies of such forms received or written representations from certain reporting persons that no Form 5s were required for those persons, we believe that, during the fiscal year ended December 31, 2003, all filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with, except that Arthur August, our chairman of the board, filed one Form 4 late, which Form 4 reported one transaction.

                               INDEPENDENT AUDITOR

     A representative of Goldstein Golub Kessler LLP, our auditors for the year ended December 31, 2003, is expected to be present at the meeting. The representative will have the opportunity to make a statement and will be available to respond to appropriate questions from shareholders. The board of directors has selected the independent accounting firm of Goldstein Golub Kessler LLP as our auditors for the year ending December 31, 2004.


                             SOLICITATION OF PROXIES

     The solicitation of proxies in the enclosed form is made on behalf of our board of directors and we are bearing the cost of this solicitation. In addition to the use of the mails, proxies may be solicited personally or by telephone using the services of directors, officers and regular employees at nominal cost. Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by us for expenses incurred in sending proxy material to beneficial owners of our common stock.


            2005 ANNUAL MEETING SHAREHOLDER PROPOSALS AND NOMINATIONS

     In order for any shareholder proposal or nominations to be presented at the annual meeting of shareholders to be held in 2005 or to be eligible for inclusion in our proxy statement for such meeting, we must receive it at our principal executive offices by January 13, 2005. Each proposal should include the exact language of the proposal, a brief description of the matter and the reasons for the proposal, the name and address of the shareholder making the proposal and the disclosure of that shareholder's number of shares of common stock owned, length of ownership of the shares, representation that the shareholder will continue to own the shares through the shareholder meeting, intention to appear in person or by proxy at the shareholder meeting and material interest, if any, in the matter being proposed.

     We have not yet established a method by which shareholders may propose to the nominating committee candidates for selection as nominees for director. We intend to establish such a procedure by the date of the annual meeting.


          OTHER SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

     The board of directors provides a process for shareholders and interested parties to send communications to the board. Shareholders and interested parties may communicate with the board of directors, any committee chairperson or the non-management directors as a group by writing to the board or committee chairperson in care of CPI Aerostructures, Inc., 200A Executive Drive, Edgewood, New York 11717. Each communication will be forwarded, depending on the subject matter, to the board, the appropriate committee chairperson or all non-management directors.

                         DISCRETIONARY VOTING OF PROXIES

     Pursuant to Rule 14a-4 promulgated by the Securities and Exchange Commission, shareholders are advised that our management will be permitted to exercise discretionary voting authority under proxies it solicits and obtains for the 2005 annual meeting of shareholders with respect to any proposal presented by a shareholder at such meeting, without any discussion of the proposal in our proxy statement for such meeting, unless we receive notice of such proposal at our principal office in Edgewood, New York, not later than March 29, 2005.


                           INCORPORATION BY REFERENCE

     This proxy statement incorporates by reference certain information included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, including our audited financial statements and supplementary data, management's discussion and analysis of financial condition and results of operations and our quantitative and qualitative disclosures about market risk.


                                  OTHER MATTERS

     The board of directors knows of no matter that will be presented for consideration at the meeting other than the matters referred to in this proxy statement. Should any other matter properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote the proxy in accordance with their best judgment.


                                                       Edward J. Fred, Secretary


Edgewood, New York
May 12, 2004

                          CPI AEROSTRUCTURES, INC. - PROXY
                         SOLICITED BY THE BOARD OF DIRECTORS
                   FOR ANNUAL MEETING TO BE HELD ON JUNE 16, 2004

          The undersigned shareholder(s) of CPI AEROSTRUCTURES, INC., a New York corporation ("Company"), hereby appoints Arthur August and Edward J. Fred, or either of them, with full power of substitution and to act without the
P other, as the agents, attorneys and proxies of the undersigned, to vote the shares standing in the name of the undersigned at the Annual Meeting to be held on June 16, 2004 and at all adjournments thereof. This proxy will be voted in accordance with the instructions given below. If no instructions are given, this proxy will be voted FOR all of the following proposals: .
R
     1.   Election of the following directors:

          FOR all nominees listed below,     WITHHOLD AUTHORITY to vote
          except as marked to                for all nominees
O         the contrary below   [ ]           listed below   [ ]

                                 Arthur August
                                 Edward J. Fred

X INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.

                     --------------------------------------------

Y    2.   In their discretion, the proxies are authorized to vote upon such other business as may come before the meeting or any adjournment thereof.


     [ ]  I plan on attending the Annual Meeting.


                                         Date:                    , 2004
                                               -------------------


                                         -------------------------------
                                         Signature


                                         -------------------------------
                                         Signature if held jointly


                                         Please sign exactly as name appears
                                         above. When shares are held by joint
                                         tenants, both should sign. When signing
                                         as attorney, executor, administrator,
                                         trustee or guardian, please give full
                                         title as such. If a corporation, please
                                         sign in full corporate name by
                                         President or other authorized officer.
                                         If a partnership, please sign in
                                         partnership name by authorized person.